                                                                    Exhibit 99.1


[MRV COMMUNICATIONS, INC. LOGO]
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NEWS RELEASE

               MRV REPORTS SECOND QUARTER 2003 FINANCIAL RESULTS

Chatsworth, CA -- July 24, 2003 - MRV COMMUNICATIONS, INC. (Nasdaq: MRVC), a leading provider of optical components and unlimited connectivity solutions for scalable networks, today reported its financial results for the second quarter ended June 30, 2003.

Net loss for the second quarter of 2003 was $9.8 million, or $0.10 per share, compared to a net loss of $6.4 million, or $0.06 per share for the prior quarter, and a net loss of $18.8 million, or $0.21 per share, for the second quarter of 2002. Revenues for the second quarter of 2003 were $62.0 million compared to $51.1 million for the prior quarter, and $61.6 million for the second quarter last year.

OUTLOOK

The Company expects improvement in its net loss per share for the third quarter to be in the range of $0.07 to $0.09 per share based on revenue expectations within the range of $54 million to $59 million. The third quarter is a summer quarter in Europe, where most of the Company's revenues are concentrated. The Company expects seasonally stronger results for the fourth quarter.

"We executed well this quarter. Our Balance Sheet continues to improve. We have exceeded expectations both on top and bottom line performance, and are very pleased with our continued improvements at MRV. Continuation of these trends will transition the Company towards break-even and profitability in 2004," said Noam Lotan, MRV's president and CEO.

Mr. Lotan continued, "During the quarter, MRV added significant optical capabilities to its networking products. We recently launched our Media Cross Connect, a physical layer connectivity solution with pluggable fiber optic technology to customers. We believe this solution, which includes integrated pluggable fiber optic technology, is unique and compelling for customers who want control of their network, inventory and costs. We also launched our family of Optical Ethernet termination products. These are the first products to implement the new IEEE 802.3ah standard for Ethernet in the First Mile ("EFM"). The new products are part of our Fiber Driver(R) product line, providing high density solutions for applications such as: media conversion, distance extension, CWDM networks, digital video multicasting, SANs, network reconfiguration and more." Mr. Lotan added, "MRV continues to strengthen its system integration and distribution capabilities to further expand and reach key customers. Most of our growth in the second quarter came from system integration activity in Europe. As the networking industry picks up more steam, our new products, coupled with our network integration and distribution activity, will be the cornerstone of our success."


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FORWARD-LOOKING STATEMENTS

Statements in this release that are "forward-looking statements" are based on current expectations and assumptions that are subject to risks and uncertainties. For example, our statements regarding our expected revenues and net loss for the third quarter ending September 30, 2003 are forward-looking statements. Actual results could differ materially because of the following factors, among others, which may cause revenues and income (loss) to fall short of anticipated levels: vigorous competition relating to our entry into new markets or from our existing markets, market acceptance of new products, continued acceptance of existing products and continued success in selling the products of other companies, product price discounts, the timing and amount of significant orders from customers, delays in product development and related product release schedules; obsolete inventory or product returns; warranty and other claims on products; technological shifts; the availability of competitive products at prices below MRV's prices; the continued ability to protect MRV's intellectual property rights; changes in product mix; maturing product life cycles; product sale terms and conditions; currency fluctuations; implementation of operating cost structures that align with revenue growth; the financial condition of MRV's customers and vendors; adverse results in litigation; the impact of legislative actions, higher insurance costs and potential new accounting pronouncements; the effects of terrorist activity and armed conflict such as disruptions in general economic activity and changes in MRV's operations and security arrangements; the effects of travel restrictions and quarantines associated with major health problems, such as the Severe Acute Respiratory Syndrome, on general economic activity; and continued softness in corporate information technology spending or other changes in general economic conditions that affect demand for MRV's products.

For further information regarding risks and uncertainties associated with MRV's business, please refer to the "Management's Discussion and Analysis of Results of Operations and Financial Condition" and "Risk Factors" sections of MRV's SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MRV's investor relations department at (818) 886-6782 or at MRV's investor relations website at http://www.mrv.com.

All information in this release is as of July 24, 2003. MRV undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MRV's expectations.

ABOUT MRV COMMUNICATIONS, INC.

MRV designs, manufactures, sells, distributes, integrates and supports network infrastructure equipment and services, and optical components. MRV conducts its business along three principal segments: the networking group, the optical components group and development stage enterprises. MRV's networking group provides equipment used by commercial customers, governments and telecommunications service providers, and include switches, routers, network physical infrastructure equipment and remote device management equipment as well as specialized networking products for defense and aerospace applications. MRV's optical components group designs, manufactures and sells optical communications components, primarily through its wholly owned subsidiary, Luminent, Inc., www.luminent.com . These components include fiber optic transceivers, discrete lasers and laser emitting diodes, or LEDs, as well as components for Fiber-to-the-Home, or FTTH, applications. MRV markets and sells its products worldwide, through a variety of channels, which include a dedicated direct sales force, manufacturers' representatives, value-added-resellers, distributors and systems integrators. MRV has operations in Europe that provide network system design, integration and distribution services that include products manufactured by third-party vendors, as well as MRV products. Such specialization enhances access to customers and allows MRV to penetrate targeted vertical and regional markets. For more information, call MRV at 818/773-0900 or visit www.mrv.com.


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SIMULTANEOUS WEBCAST AND TELECONFERENCE INFORMATION

MRV Communications, Inc. will host a teleconference at 5:00 p.m. Eastern Time/2:00 p.m. Pacific Time on Thursday, July 24, 2003 to discuss second quarter 2003 results. To participate via telephone, the dial-in number is 617-847-3007, access code 80043770. Please call ten minutes prior to the scheduled conference call time. For live Webcasting, please go to the MRV Web site at www.mrv.com.

The conference call will be archived on the MRV Web site. A replay will be accessible by telephone after 8:00 p.m. Eastern/5:00 p.m. Pacific on July 24, 2003 through 8:00 pm Eastern Time, July 26, 2003. To replay the call, dial 617-801-6888 using the access code 94400258.

MEDIA/INVESTOR RELATIONS CONTACT

      Diana L. Hayden, 818-886-6782, ir@mrv.com

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                            MRV COMMUNICATIONS, INC.

                            STATEMENTS OF OPERATIONS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         THREE MONTHS ENDED            Six Months Ended
                                                                      -------------------------    -------------------------
                                                                       JUNE 30,       June 30,      JUNE 30,       June 30,
                                                                         2003           2002          2003           2002
                                                                      ----------     ----------    ----------     ----------
NET REVENUE                                                           $   61,958     $   61,627    $  113,075     $  124,045
Cost of goods sold                                                        42,133         40,723        78,647         83,828
                                                                      ----------     ----------    ----------     ----------
GROSS PROFIT                                                              19,825         20,904        34,428         40,217
OPERATING COSTS AND EXPENSES:
  Product development and engineering                                      6,890         14,425        15,626         30,045
  Selling, general and administrative                                     16,695         24,320        28,600         47,859
  Amortization of intangibles                                                  3             29            16             57
                                                                      ----------     ----------    ----------     ----------
Total operating costs and expenses                                        23,588         38,774        44,242         77,961
                                                                      ----------     ----------    ----------     ----------
OPERATING LOSS                                                            (3,763)       (17,870)       (9,814)       (37,744)
Other income (expense), net                                               (5,445)           (76)       (5,404)        (9,954)
                                                                      ----------     ----------    ----------     ----------

LOSS BEFORE MINORITY INTEREST, PROVISION FOR TAXES AND CUMULATIVE
  EFFECT OF AN ACCOUNTING CHANGE                                          (9,208)       (17,946)      (15,218)       (47,698)
Minority interest                                                             66             (3)           28            102
Provision for taxes                                                          493            856           921          1,042
                                                                      ----------     ----------    ----------     ----------
LOSS BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE                     (9,767)       (18,799)      (16,167)       (48,842)
Cumulative effect of an accounting change                                     --             --            --       (296,355)
NET LOSS                                                              $   (9,767)    $  (18,799)   $  (16,167)    $ (345,197)
                                                                      ==========     ==========    ==========     ==========

EARNINGS PER SHARE:
Basic and diluted loss per share:
  Loss before cumulative effect of an accounting change               $    (0.10)    $    (0.21)   $    (0.16)    $    (0.56)
  Cumulative effect of an accounting change                           $       --     $       --    $       --     $    (3.38)
  NET LOSS                                                            $    (0.10)    $    (0.21)   $    (0.16)    $    (3.94)

WEIGHTED AVERAGE NUMBER OF SHARES:
Basic and diluted                                                        101,383         90,319       100,163         87,570
                                                                      ==========     ==========    ==========     ==========

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                            MRV COMMUNICATIONS, INC.

                                 BALANCE SHEETS

                                 (IN THOUSANDS)

                                                                         JUNE 30,        December 31,
                                                                           2003              2002
-----------------------------------------------------------------------------------------------------
                                                                        (UNAUDITED)
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $     86,608      $    100,618
   Short-term marketable securities                                           1,646            11,738
   Time deposits                                                              2,011             2,789
   Accounts receivable, net                                                  54,275            50,965
   Inventories                                                               35,934            32,695
   Other current assets                                                       6,048            11,283
                                                                       ------------      ------------
TOTAL CURRENT ASSETS                                                        186,522           210,088
PROPERTY AND EQUIPMENT, NET                                                  29,984            35,169
GOODWILL                                                                     30,321            29,740
INTANGIBLES                                                                     119               135
LONG-TERM MARKETABLE SECURITIES                                               1,543             1,447
DEFERRED INCOME TAXES                                                         3,151             2,637
INVESTMENTS                                                                   3,063             3,063
OTHER ASSETS                                                                  2,978             2,524
                                                                       ------------      ------------
                                                                       $    257,681      $    284,803
                                                                       ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Current maturities of long-term debt and short-term obligations     $      3,176      $      7,393
   Convertible subordinated notes                                                --            32,418
   Accounts payable                                                          45,901            41,308
   Accrued liabilities                                                       24,157            31,542
   Deferred revenue                                                           3,693             3,950
   Other current liabilities                                                  3,248             2,289
                                                                       ------------      ------------
TOTAL CURRENT LIABILITIES                                                    80,175           118,900
LONG-TERM DEBT                                                                  344               390
CONVERTIBLE NOTES                                                            23,000                --
OTHER LONG-TERM LIABILITIES                                                   4,159             3,666
MINORITY INTEREST                                                             7,237             7,371
COMMITMENTS AND CONTINGENCIES STOCKHOLDERS' EQUITY                          142,766           154,476
                                                                       ------------      ------------
                                                                       $    257,681      $    284,803
                                                                       ============      ============

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